SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 April 29, 2004
                Date of Report (Date of earliest event reported)

                              IDENTIX INCORPORATED
             (Exact Name of Registrant as Specified in its Charter)


            Delaware                    01-09641                94-2842496
  (State or other Jurisdiction   (Commission File Number)   (I.R.S. Employer
        of Incorporation)                                  Identification No.)

                                5600 Rowland Road
                              Minnetonka, MN 55343
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code: 952-932-0888

Item 7. Financial Statements and  Exhibits


(c)  Exhibits


The following are filed as Exhibits to this Report:

 Exhibit No   Description of Exhibit
     99       Press Release and Financial Tables dated April 29,
              2004


Item 12, Results of Operations and Financial Condition

     Pursuant to Item 12 of Form 8-K, Results of Operations and Financial Condition, Identix Incorporated hereby furnishes a press release issued on April 29, 2004, disclosing material non-public information regarding its results of operations for the quarter and nine months ended March 31, 2004 and its revenue and earnings per share expectations for the Company's fiscal 2004 four quarter, which ends June 30, 2004.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                       IDENTIX INCORPORATED
                        By:           /s/  Jim Moar
                                      Jim Moar
                                      Chief Operating Officer & Interim
                                      Chief Financial Operator


Date: Arpil 29, 2004